EXHIBIT 99.1

News Release

Contact: Corporate Communications

Houston: 713.324.5080

Email: corpcomm@coair.com

News archive: continental.com/news/ Address: P.O. Box 4607, Houston, TX 77210-4607

CONTINENTAL AIRLINES REPORTS

OPERATIONAL PERFORMANCE FOR FEBRUARY 2004

HOUSTON, March 1, 2004 - Continental Airlines (NYSE: CAL) today reported a February systemwide mainline load factor of 70.2 percent, 1.3 points above last year's February load factor. The airline had a February domestic mainline load factor of 70.6 percent, 0.4 points below February 2003, and an international mainline load factor of 69.5 percent, 3.7 points above February 2003.

During the month, Continental recorded a U.S. Department of Transportation on-time arrival rate of 79.9 percent and a systemwide mainline completion factor of 99.7 percent.

In February 2004, Continental flew 4.5 billion mainline revenue passenger miles

(RPMs) and 6.4 billion mainline available seat miles (ASMs) systemwide, resulting in a traffic increase of 13.9 percent and a capacity increase of 11.7 percent as compared to

February 2003. Domestic mainline traffic was 2.7 billion RPMs in February 2004, up 11.4 percent from February 2003, and domestic mainline capacity was 3.8 billion ASMs, up 12.0 percent from February 2003. Without the extra Leap Year day in February, these traffic and capacity increases would have been about three points lower.

For January 2004, systemwide mainline RASM increased 0.9 percent as compared to January 2003. Systemwide February 2004 mainline passenger revenue per available seat mile (RASM) is estimated to have decreased between 2.5 and 3.5 percent compared to February 2003. The February year-over-year RASM decline was partly attributable to Continental's strong performance relative to the industry during February last year, and the poor performance this year of the very competitive transcontinental markets, where RASM declined an estimated 25 to 30 percent as compared to February of last year. Further, in February 2004, transcontinental markets accounted for 12.3 percent of domestic capacity compared to 9.8 percent in February 2003.

Continental's regional operations (Continental Express) set a record February load factor of 63.1 percent, 0.9 points above last year's February load factor. Regional

RPMs were 486.6 million and regional ASMs were 770.7 million in February 2004, resulting in a traffic increase of 47.0 percent and a capacity increase of 44.8 percent versus February 2003.

This press release contains forward-looking statements that are not limited to historical facts, but reflect the company's current beliefs, expectations or intentions regarding future events. All forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those in the forward-looking statements. For examples of such risks and uncertainties, please see the risk factors set forth in the company's 2003 10-K and its other securities filings, which identify important matters such as terrorist attacks, domestic and international economic conditions, the significant cost of aircraft fuel, labor costs, competition, regulatory matters and industry conditions, including the demand for air travel, the airline pricing environment and industry capacity decisions. The company undertakes no obligation to publicly update or revise any forward-looking statements to reflect events or circumstances that may arise after the date of this press release.

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PRELIMINARY TRAFFIC RESULTS
FEBRUARY	2004	2003	Change
REVENUE PASSENGER MILES (000)
Domestic	2,708,034	2,431,388	11.4 Percent

International	1,803,801	1,531,411	17.8 Percent
Transatlantic	700,766	605,759	15.7 Percent
Latin America	674,961	589,167	14.6 Percent
Pacific	428,074	336,485	27.2 Percent

Mainline	4,511,835	3,962,799	13.9 Percent

Regional	486,642	331,052	47.0 Percent

AVAILABLE SEAT MILES (000)
Domestic	3,836,231	3,426,039	12.0 Percent

International	2,594,230	2,328,444	11.4 Percent
Transatlantic	1,045,931	945,114	10.7 Percent
Latin America	956,958	833,441	14.8 Percent
Pacific	591,341	549,889	7.5 Percent

Mainline	6,430,461	5,754,483	11.7 Percent

Regional	770,730	532,224	44.8 Percent

PASSENGER LOAD FACTOR
Domestic	70.6 Percent	71.0 Percent	(0.4) Points

International	69.5 Percent	65.8 Percent	3.7 Points
Transatlantic	67.0 Percent	64.1 Percent	2.9 Points
Latin America	70.5 Percent	70.7 Percent	(0.2) Points
Pacific	72.4 Percent	61.2 Percent	11.2 Points

Mainline	70.2 Percent	68.9 Percent	1.3 Points

Regional	63.1 Percent	62.2 Percent	0.9 Points

CARGO REVENUE TON MILES (000)
Total	82,376	77,161	6.8 Percent

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YEAR-TO-DATE	2004	2003	Change
REVENUE PASSENGER MILES (000)
Domestic	5,435,823	5,028,564	8.1 Percent

International	3,839,093	3,327,947	15.4 Percent
Transatlantic	1,503,334	1,307,685	15.0 Percent
Latin America	1,419,076	1,280,424	10.8 Percent
Pacific	916,683	739,838	23.9 Percent

Mainline	9,274,916	8,356,511	11.0 Percent

Regional	956,664	658,828	45.2 Percent

AVAILABLE SEAT MILES (000)
Domestic	7,758,560	7,259,474	6.9 Percent

International	5,341,366	4,953,964	7.8 Percent
Transatlantic	2,156,899	2,002,416	7.7 Percent
Latin America	1,958,804	1,784,590	9.8 Percent
Pacific	1,225,663	1,166,958	5.0 Percent

Mainline	13,099,926	12,213,438	7.3 Percent

Regional	1,537,621	1,113,425	38.1 Percent

PASSENGER LOAD FACTOR
Domestic	70.1 Percent	69.3 Percent	0.8 Points

International	71.9 Percent	67.2 Percent	4.7 Points
Transatlantic	69.7 Percent	65.3 Percent	4.4 Points
Latin America	72.4 Percent	71.7 Percent	0.7 Points
Pacific	74.8 Percent	63.4 Percent	11.4 Points

Mainline	70.8 Percent	68.4 Percent	2.4 Points

Regional	62.2 Percent	59.2 Percent	3.0 Points

CARGO REVENUE TON MILES (000)
Total	157,862	147,247	7.2 Percent

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PRELIMINARY OPERATIONAL AND FINANCIAL RESULTS
FEBRUARY	2004	2003	Change
On-Time Performance[1]	79.9%	77.8%	2.1 Points
Completion Factor[2]	99.7%	97.1%	2.6 Points

YEAR-TO-DATE	2004	2003	Change
On-Time Performance[1]	79.9%	81.7%	(1.8) Points
Completion Factor[2]	99.5%	98.5%	1.0 Points

January 2004 consolidated breakeven load factor[3]			81.0 Percent
February 2004 estimated year-over-year RASM change			(2.5)-(3.5) Percent
February 2004 estimated average price per gallon of fuel, excluding fuel taxes			102.0 Cents
February 2004 estimated consolidated breakeven load factor[3,4]			84 Percent
February 2004 actual consolidated load factor[6]			69.4 Percent
March 2004 estimated consolidated breakeven load factor[3,5]			79 Percent

YEAR-OVER-YEAR SYSTEM RASM[7]	2002 vs. 2001	2002 vs. 2000
May	(6.3) Percent	(15.1) Percent
June	(5.5) Percent	(15.5) Percent
July	(4.0) Percent	(13.5) Percent
August	(2.7) Percent	(15.2) Percent
September	10.8 Percent	(17.6) Percent
October	9.3 Percent	(15.7) Percent
November	(1.7) Percent	(18.4) Percent
December	10.1 Percent	(5.7) Percent
	2003 vs. 2002	2003 vs. 2001
January	3.5 Percent	(11.0) Percent
February	(0.4) Percent	(11.3) Percent
March	(11.7) Percent	(17.4) Percent
April	(1.0) Percent	(11.3) Percent
May	2.0 Percent	(4.3) Percent
June	0.3 Percent	(5.2) Percent
July	4.9 Percent	0.7 Percent
August	4.4 Percent	1.5 Percent
September	5.3 Percent	16.7 Percent
October	4.4 Percent	14.1 Percent
November	5.5 Percent	3.7 Percent
December	1.7 Percent	12.0 Percent
	2004 vs. 2003	2004 vs. 2002
January	0.9 Percent	4.5 Percent
February (estimated)	(2.5)-(3.5) Percent	(3.0)-(4.0) Percent

1 Department of Transportation Arrivals within 14 minutes

2 System Mileage Completion Percentage

3 Consolidated load factor (including Continental Airlines and Continental Express) needed to break even on a consolidated net income basis. Actual consolidated breakeven load factor may vary significantly from estimates depending on actual passenger revenue yields,

fuel price and other factors. Month-to-date consolidated load factor information can be found on Continental's website at

continental.com in the Investor Relations-Financial/Traffic Releases section.

4 Charges related to a non-cash charge for the termination of a royalty agreement and an MD-80 aircraft retirement account for 5 percentage points.

5 Charge related to MD-80 aircraft retirements account for 1 percentage point.

6 Includes Continental Airlines and Continental Express

7 CAL has been releasing RASM data since May 2001

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